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                                                                    EXHIBIT 10.9


                                                                  [LOGO] ARAMARK

Memorandum
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To:      Jim Ksansnak                             From:   Brian Mulveney

Subject: Consulting Fees for AER                  Date:   February 12, 2001


The suggested arrangements to cover your consulting services to ARAMARK Educational Resources are as follows:

     Fees:         $2,500.00 per day.

     Expenses:     All normal business expenses incurred as a result of your
                   duties with AER will be reimbursed.

     Airfare: First class airfare will be reimbursed for travel related to your duties with AER.

Jim, I would suggest that you periodically send me an invoice and I will insure prompt processing. Let me know if you have any questions or concerns.

BM/bw


Agreed To And Accepted:    /s/ Jim Ksansnak
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                           Jim Ksansnak

                               2/12/01
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                           Date